UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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EA Series Trust
(Name of Registrant as Specified in Its Charter)

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LETTER FROM THE PRESIDENT

EA Series Trust
3803 West Chester Pike, Suite 150
Newtown Square, Pennsylvania 19073

September 21, 2026

Dear Shareholder:

The Board of Trustees of the Freedom Day Dividend ETF (the “Fund”), a series of EA Series Trust (the “Trust”), has scheduled a special meeting (the “Special Meeting”) of shareholders to be held on October 16, 2026, at 10:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, dba U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Special Meeting is being held to seek shareholder approval of three proposals (the “Proposals”) discussed below and in the accompanying Proxy Statement.

PROPOSAL 1: To approve a new investment sub-advisory agreement among Empowered Funds, LLC dba EA Advisers (the “Adviser”), Freedom Day Solutions, LLC (the “Sub-Adviser” or “Freedom Day”), and the Trust, on behalf of the Fund (the “New Investment Sub-Advisory Agreement”). No fee increase will result from approving this proposal;

PROPOSAL 2: To approve the use of a “manager of managers” structure whereby the Adviser would be able to hire and replace unaffiliated sub-advisers without shareholder approval; and

PROPOSAL 3: To approve certain sub-advisory fee payments to the Sub-Adviser.

If you are a shareholder of record as of the close of business on September 8, 2026 (the “Record Date”), you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card, voting by telephone, or voting using the internet.

The attached Proxy Statement provides additional information about the Proposals and the voting process for shareholders. The Board asks that you read it carefully and vote FOR each Proposal. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

We appreciate your consideration of these important proposals. Thank you for investing in the Fund and for your continued support.

Sincerely,

Wesley R. Gray
President
EA Series Trust

EA SERIES TRUST

FREEDOM DAY DIVIDEND ETF
___________________________________________________________________________________________________
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on October 16, 2026
___________________________________________________________________________________________________

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the Freedom Day Dividend ETF (the “Fund”), a series of EA Series Trust (the “Trust”), will be held at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, dba U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on October 16, 2026, at 10:00 a.m. Central time, to consider and vote on the following matters:

1.To approve a new investment sub-advisory agreement among Empowered Funds, LLC dba EA Advisers, Freedom Day Solutions, LLC, and the Trust, on behalf of the Fund. No fee increase will result from approving this proposal;

2.To approve the use of a “manager of managers” structure whereby Empowered Funds, LLC dba EA Advisers would be able to hire and replace unaffiliated sub-advisers without shareholder approval;

3.To approve certain sub-advisory fee payments to the Sub-Adviser; and

4.     To transact any other business, not currently contemplated, that may properly come before the special meeting in the discretion of the proxies and their substitutes.

The Board of Trustees of the Trust recommends that you vote FOR each Proposal identified in this Proxy Statement. Shareholders of record at the close of business on September 8, 2026 are entitled to notice of and to vote at this special meeting or any adjournment thereof. A copy of the Proxy Statement is available to you at https://vote.proxyonline.com/freedomday/docs/specialmeeting2026.pdf. Information on how to vote can be obtained by calling 1-800-347-4750. Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern time.

By order of the Board of Trustees,

Michael D. Barolsky
Secretary
September 21, 2026

_____________________________________________________________________________________________
Please execute the enclosed proxy card and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the special meeting. You may also vote your shares via the Internet or by Phone. Please see your proxy card for information on how to vote your shares via the Internet or telephone.

EA SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS OF THE
FREEDOM DAY DIVIDEND ETF

To Be Held on October 16, 2026
___________________________________________________________________________________________________

PROXY STATEMENT
___________________________________________________________________________________________________

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of EA Series Trust (the “Trust”), a Delaware statutory trust, of proxies for use at the special meeting of shareholders of the Freedom Day Dividend ETF (the “Fund”) or at any adjournment thereof. The principal address of the Fund is 3803 West Chester Pike, Suite 150, Newtown Square, Pennsylvania 19073. This proxy statement was first mailed to shareholders on or about September 22, 2026.

The purpose of the special meeting is to consider the following proposals (the “Proposals”):

1. To approve a new investment sub-advisory agreement among Empowered Funds, LLC dba EA Advisers (the “Adviser”), Freedom Day Solutions, LLC (“Freedom Day” or the “Sub-Adviser”), and the Trust, on behalf of the Fund. No fee increase will result from approving this proposal;

2. To approve the use of a “manager of managers” structure whereby the Fund’s investment adviser would be able to hire and replace unaffiliated sub-advisers without shareholder approval;

3. To approve certain sub-advisory fee payments to the Sub-Adviser; and

4. To transact any other business, not currently contemplated, that may properly come before the special meeting in the discretion of the proxies and their substitutes.

The Board has unanimously approved each Proposal. However, shareholder approval is required to proceed with each of the Proposals. The Board believes that the Proposals are in the best interests of Fund shareholders and recommends that you vote in favor of each Proposal.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that Proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the special meeting.

The Fund has retained Equiniti Trust Company, LLC (“Equiniti”) to solicit proxies for the special meeting. Equiniti is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $15,000, and will be paid by the Sub-Adviser.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund, including officers or employees of the Adviser or Sub-Adviser, without cost to the Fund. Such solicitation may be by telephone, facsimile, or otherwise. The Sub-Adviser will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:
TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT
Important information to help you understand and vote on Proposal 1:
Questions and Answers
Question: What is this document and why did you send it to me?

Answer: You are receiving these proxy materials because on September 8, 2026 (the “Record Date”), you owned shares of the Freedom Day Dividend ETF (the “Fund”), a series of EA Series Trust (the “Trust”). We are sending this document to you for your use in deciding whether to approve a new investment sub-advisory agreement among Empowered Funds, LLC dba EA Advisers (the “Adviser”), Freedom Day Solutions, LLC (“Freedom Day” or the “Sub-Adviser”), and the Trust, on behalf of the Fund (the “New Investment Sub-Advisory Agreement”), to allow the Sub-Adviser to continue to serve as the investment sub-adviser for the Fund following the departure of one of the principal owners of the Sub-Adviser due to an unexpected significant health issue and the acquisition on May 21, 2026 of substantially all of such individual’s ownership interests in the Sub-Adviser by the remaining owner of the Sub-Adviser (a “change of control”). This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and the Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on September 2, 2026, the Board approved the New Investment Sub-Advisory Agreement, subject to shareholder approval. You have a right to vote on Proposal 1 and are entitled to be present at and to vote at the Special Meeting. Each share of the Fund is entitled to one vote on Proposal 1.

Question: What am I being asked to vote on?

Answer: You are being asked to vote to approve the New Investment Sub-Advisory Agreement as a result of a change of control of the Fund’s sub-adviser, Freedom Day. Ryan Krueger and Michael Catalano each owned indirectly 50% of Freedom Day. As a result of an unexpected significant health issue affecting Mr. Catalano, on May 21, 2026, Mr. Krueger and certain affiliated entities entered into an Agreement with Mr. Catalano, pursuant to which Mr. Krueger acquired substantially all of Mr. Catalano’s ownership interests in the Sub-Adviser (the “Transaction”). As a result of the Transaction, Mr. Krueger owns substantially all of the interests in the Sub-Adviser and is the sole controlling owner of the Sub-Adviser. The Transaction may be deemed to constitute an “assignment” of the Fund’s existing investment sub-advisory agreement, dated April 30, 2021 (the “Prior Investment Sub-Advisory Agreement”), for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), and resulted in the automatic termination of the Prior Investment Sub-Advisory Agreement as of May 21, 2026. Accordingly, shareholders are being asked to approve the New Investment Sub-Advisory Agreement.

The Board approved an interim investment sub-advisory agreement among the Adviser, the Sub-Adviser, and the Trust, on behalf of the Fund (the “Interim Sub-Advisory Agreement”) at a meeting held on September 2, 2026, promptly after becoming aware of the assignment of the Prior Investment Sub-Advisory Agreement. The Interim Sub-Advisory Agreement is consistent with the framework of Rule 15a-4 under the 1940 Act, which permits the Board to approve and implement a temporary investment advisory agreement without shareholder approval, except that the rule requires that the agreement be approved prior to the termination event. At the same September 2, 2026 meeting, the Board approved the New Investment Sub-Advisory Agreement subject to shareholder approval. As a result, shareholders of the Fund are being asked to approve the New Investment Sub-Advisory Agreement for the Sub-Adviser to continue managing the Fund beyond the term of the Interim Sub-Advisory Agreement.

If the Fund’s shareholders approve the New Investment Sub-Advisory Agreement, Freedom Day will continue to serve as the Fund’s investment sub-adviser. The New Investment Sub-Advisory Agreement is substantially similar to the Prior Investment Sub-Advisory Agreement, except for the effective dates and that the description of the Sub-Adviser’s services to the Fund will reflect a change from non-discretionary to discretionary authority to select the Fund’s purchases and sales directly. The Sub-Adviser does not presently require that authority to recommend investment decisions for the Fund, and the Fund will continue to be managed as it is managed today, with the Sub-Adviser determining the composition of the Fund’s portfolio and the Adviser selecting broker-dealers and placing the Fund’s trades. This change will not affect how the Fund’s portfolio is constructed or otherwise impact the services provided to the Fund by the Adviser or the Sub-Adviser. The sub-advisory fees under the Prior Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement are the same. See “Are there any material differences between the Prior Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement?” below.

Question: Who is Freedom Day Solutions, LLC?

Answer: Freedom Day, whose principal office is located at 8401 Westview Drive, Houston, Texas 77055, is an SEC-registered investment adviser that provides investment management services to individual and institutional clients, as well as the Fund. Freedom Day was founded in 2006 and had approximately $615 million in regulatory assets under management as of December 31, 2025.
Freedom Day has served as an investment sub-adviser to the Fund since the Fund’s inception in 2021. The Transaction did not change the Sub-Adviser’s personnel (other than the departure of Mr. Catalano, who did not provide any services to the Fund), day-to-day operations, or the services it provides to the Fund.

Question: Will the Fund’s portfolio managers change as a result of the Transaction?

Answer: Currently, the Fund’s prospectus provides that Mr. Krueger is responsible for providing investment recommendations to the Adviser. The prospectus also states that Wm. Joshua Russell, PhD and Richard Shaner, each of whom is an employee of the Adviser, are responsible for implementing the Fund’s investment strategies. Dr. Russell and Mr. Shaner will no longer be listed as portfolio managers of the Fund as their role is limited to executing Fund transactions instructed by the Sub-Adviser. This disclosure change does not reflect a change in the services provided to the Fund, as Dr. Russell and Mr. Shaner will continue to provide trade execution services on behalf of the Adviser.

Question: Why did the change of control of the Sub-Adviser require the termination of the Prior Investment Sub-Advisory Agreement?

Answer: The 1940 Act requires that advisory agreements (including sub-advisory agreements) terminate automatically upon their “assignment,” as that term is defined under the 1940 Act. An assignment includes any transaction in which a controlling block of an adviser’s voting securities is transferred. Under the 1940 Act, a person that owns more than 25% of the voting securities of a company is presumed to control that company. Because the Transaction resulted in the transfer of substantially all of Mr. Catalano’s 50% indirect ownership interest in the Sub-Adviser, the Transaction resulted in a change of control of the Sub-Adviser and, accordingly, an assignment and automatic termination of the Prior Investment Sub-Advisory Agreement. Shareholder approval of the New Investment Sub-Advisory Agreement is therefore required under the 1940 Act for Freedom Day to continue to serve as the Fund’s sub-adviser.

Question: What will happen if the Fund’s shareholders do not approve the New Investment Sub-Advisory Agreement?

Answer: If the Fund’s shareholders do not approve the New Investment Sub-Advisory Agreement, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the New Investment Sub-Advisory Agreement or a different, newly proposed investment sub-advisory agreement. The Transaction does not impact the Fund’s investment advisory agreement with the Adviser. The Adviser will continue to serve the Fund regardless of shareholders’ decision as it relates to this Proposal.

Question: Are there any material differences between the Prior Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement?

Answer: The New Investment Sub-Advisory Agreement contains substantially similar terms as the Prior Investment Sub-Advisory Agreement. The only differences are the effective dates and that the description of the Sub-Adviser’s services to the Fund will reflect a change from non-discretionary to discretionary authority to select the Fund’s purchases and sales directly. The Sub-Adviser does not presently require that authority to recommend investment decisions for the Fund, and the Fund will continue to be managed as it is managed today, with the Sub-Adviser determining the composition of the Fund’s portfolio and the Adviser selecting broker-dealers and placing the Fund's trades. This change will not affect how the Fund’s portfolio is constructed or otherwise impact the services provided to the Fund by the Adviser or the Sub-Adviser.

Question: Will my approval of this Proposal affect the management and operation of the Fund?

Answer: No, approval of the New Investment Sub-Advisory Agreement is not expected to have any effect on the Fund’s investment policies, strategies, and risks. Ryan Krueger will continue to serve as portfolio manager of the Fund and will continue to be primarily responsible for the day-to-day management of the Fund. See “Will the Fund’s portfolio managers change as a result of the Transaction?” above.

Question: Will my approval of this Proposal affect the expenses of the Fund?

Answer: No, approval of the New Investment Sub-Advisory Agreement by the Fund’s shareholders will not affect the fees or expenses payable by the Fund. Under the New Investment Sub-Advisory Agreement, the Sub-Adviser will continue to be compensated by the Adviser, and not by the Fund. In addition, the sub-advisory fees under the Prior Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement are the same.

Question: Has the Board approved the Proposal and how does the Board recommend that I vote?

Answer: Yes. The Board, including a majority of the trustees who are not “interested persons,” as that term is defined under the 1940 Act, has unanimously approved the Proposal set forth herein and recommends that shareholders of the Fund vote FOR the Proposal.

Question: Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer: The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Sub-Adviser. Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Question: How do I vote my shares?

Answer: Although you may attend the Special Meeting and vote in person, most shareholders are expected to vote their shares by completing and signing the enclosed Proxy Card and mailing the Proxy Card to the address on the card. Please mail your Proxy Card in the postage paid envelope that is provided.

In addition, you may vote through the internet by vote through the internet by following the instructions included with your Proxy Card.

If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted FOR each Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST a Proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.

Question: Whom should I call for additional information about this Proxy Statement or the Fund?

Answer: If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call Equiniti Trust Company, LLC, the Trust’s third-party proxy vendor, at 1-800-347-4750.

Please complete, sign and return the enclosed Proxy Card. You may vote your proxy in accordance with the instructions set forth on the enclosed Proxy Card.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

Background

Freedom Day currently serves as the investment sub-adviser to the Fund and has done so since the Fund’s inception on May 4, 2021. The Sub-Adviser has a single member, Kruecat Ventures, LP, which owns 100% of the Sub-Adviser. Prior to May 21, 2026, Kruecat Ventures, LP was owned 49% by Ryan Krueger and 49% by Michael Catalano, each as a limited partner, and 2% by its general partner, Kruecat Management, Inc. Kruecat Management, Inc. was in turn owned 50% by Mr. Krueger and 50% by Mr. Catalano. Ownership and control of the Sub-Adviser was accordingly split equally between Mr. Krueger and Mr. Catalano.

Due to an unexpected significant health issue affecting Mr. Catalano, on May 21, 2026, Mr. Krueger and Mr. Catalano entered into an agreement, effective as of May 21, 2026, pursuant to which Mr. Krueger acquired substantially all of Mr. Catalano’s direct and indirect ownership interests in the Sub-Adviser, with Mr. Catalano retaining a one percent (1%) passive economic interest in Kruecat Ventures, LP that carries no management or voting rights (the “Transaction”). As a result of the Transaction, Kruecat Ventures, LP continues to own 100% of the Sub-Adviser, and Mr. Krueger owns a 97% limited partnership interest in Kruecat Ventures, LP and 100% of Kruecat Management, Inc. (which continues to hold the 2% general partnership interest in Kruecat Ventures, LP), and accordingly became the sole controlling owner of the Sub-Adviser.

The Transaction may be deemed to constitute a change of control of the Sub-Adviser and, therefore, an “assignment” of the Prior Investment Sub-Advisory Agreement. The Prior Investment Sub-Advisory Agreement, consistent with the requirements of the 1940 Act, provided for its automatic termination in the event of its assignment. Accordingly, the Prior Investment Sub-Advisory Agreement terminated as of May 21, 2026.

Following the termination of the Prior Investment Sub-Advisory Agreement, the Sub-Adviser continued to provide sub-advisory services to the Fund. Because no interim sub-advisory agreement was approved prior to the assignment, the Sub-Adviser’s continued provision of services following the Transaction was not pursuant to an effective sub-advisory agreement meeting the requirements of Section 15(a) of the 1940 Act. The Adviser brought this matter to the attention of the Board, and the matter is being addressed through the Board and shareholder approvals described in this Proxy Statement.

The Board is recommending that shareholders approve the New Investment Sub-Advisory Agreement. The New Investment Sub-Advisory Agreement contains substantially similar terms as the Prior Investment Sub-Advisory Agreement, except for the effective dates and that the description of the Sub-Adviser’s services to the Fund will be changed from non-discretionary to discretionary as further described in “Summary of the New Investment Sub-Advisory Agreement and the Prior Investment Sub-Advisory Agreement” below. A copy of the form of New Investment Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.

The Transaction has not affected, and is not expected to affect, the management of the Fund. Mr. Catalano did not provide any services to the Fund. Currently, the Fund’s prospectus provides that Mr. Krueger is responsible for providing investment recommendations to the Adviser. The prospectus also states that Wm. Joshua Russell, PhD and Richard Shaner, each of whom is an employee of the Adviser, are responsible for implementing the Fund’s investment strategies. Dr. Russell and Mr. Shaner will no longer be listed as portfolio managers of the Fund as their role is limited to executing Fund transactions. This disclosure change does not reflect a change in the services provided to the Fund, as Dr. Russell and Mr. Shaner will continue to provide trade execution services on behalf of the Adviser. Additionally, the Sub-Adviser has represented to the Adviser that there has been, and will be, no diminution in the nature, extent, or quality of the services provided to the Fund by the Sub-Adviser in connection with the Transaction or the implementation of the New Investment Sub-Advisory Agreement.

Interim Sub-Advisory Agreement

As a result of the Transaction occurring prior to Board and shareholder approval of a new investment sub-advisory agreement, the Fund did not have an investment sub-advisory agreement in place approved in accordance with the 1940 Act. To provide for the continuity of sub-advisory services to the Fund, at a meeting held on September 2, 2026, the Board, including a majority of the Independent Trustees, approved an Interim Sub-Advisory Agreement among the Adviser, the Sub-Adviser, and the Trust, on behalf of the Fund, effective as of May 21, 2026. Although Rule 15a-4 under the 1940 Act provides a temporary exemption that permits a sub-adviser to serve pursuant to an interim agreement for up to 150 days following the termination of a sub-advisory agreement, the rule was not available because the Interim Sub-Advisory Agreement was not approved prior to the Transaction that resulted in the termination of the Prior Investment Sub-Advisory Agreement. Upon identifying the assignment, the Board acted promptly to approve the Interim Sub-Advisory Agreement and followed the framework of Rule 15a-4 under the 1940 Act.

The Interim Sub-Advisory Agreement contains the same terms and conditions as the Prior Investment Sub-Advisory Agreement, except that it includes certain provisions consistent with the framework of Rule 15a-4. The Interim Sub-Advisory Agreement terminates no later than October 18, 2026 (150 days after the termination of the Prior Investment Sub-Advisory Agreement), may be terminated by the Board or by a vote of a majority of the Fund’s outstanding voting securities at any time without penalty on not more than 10 days’ written notice, and provides that the compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement, together with the sub-advisory fees received by the Sub-Adviser since May 21, 2026, are being held in an interest-bearing escrow account. Payment of the sub-advisory fees that are held in the escrow account to the Sub-Adviser is subject to shareholder approval as provided in Proposal 3, below.

The Fund will continue to receive sub-advisory services from the Sub-Adviser under the Interim Sub-Advisory Agreement until the New Investment Sub-Advisory Agreement is approved by shareholders or the term of the Interim Sub-Advisory Agreement expires (unless the Interim Sub-Advisory Agreement is earlier terminated in accordance with its terms). If the New Investment Sub-Advisory Agreement is not approved by the Fund’s shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement or the retention of a different investment sub-adviser (which would also require shareholder approval).

At a meeting of the Board held on September 2, 2026, the Board, including a majority of Trustees who are not “interested persons” as that term is defined under the 1940 Act (the “Independent Trustees”), voted unanimously to approve the proposed New Investment Sub-Advisory Agreement. The Board also voted unanimously to recommend that shareholders approve the New Investment Sub-Advisory Agreement.

Accordingly, the Fund is seeking shareholder approval to retain Freedom Day as its investment sub-adviser. If the Fund’s shareholders do not approve the New Investment Sub-Advisory Agreement, then the Board will have to consider other alternatives for the Fund, which may include further solicitation of the Fund’s shareholders to approve either the New Investment Sub-Advisory Agreement or a different, newly proposed investment sub-advisory agreement.

Legal Requirements in Approving the New Investment Sub-Advisory Agreement

The form of the New Investment Sub-Advisory Agreement is attached hereto as Exhibit A. The terms of the New Investment Sub-Advisory Agreement are substantially similar to the terms of the Prior Investment Sub-Advisory Agreement with respect to services provided by the Sub-Adviser, except that the description of the Sub-Adviser’s services to the Fund will reflect a change from non-discretionary to discretionary authority to select the Fund’s purchases and sales directly. The Sub-Adviser does not presently require that authority to recommend investment decisions for the Fund, and the Fund will continue to be managed as it is managed today, with the Sub-Adviser determining the composition of the Fund’s portfolio and the Adviser selecting broker-dealers and placing the Fund’s trades. The Prior Investment Sub-Advisory Agreement was initially approved by the Board, including a majority of the Independent Trustees, on April 30, 2021, and by the Fund’s initial shareholder on May 3, 2021.

The New Investment Sub-Advisory Agreement and the Prior Investment Sub-Advisory Agreement have identical fee structures. The material terms of the New Investment Sub-Advisory Agreement and the Prior Investment Sub-Advisory Agreement are described below in the section titled “Summary of the New Investment Sub-Advisory Agreement and the Prior Investment Sub-Advisory Agreement” below. The New Investment Sub-Advisory Agreement will take effect with respect to the Fund upon shareholder approval.

Information about the Adviser

The Adviser is a registered investment adviser with offices located at 3803 West Chester Pike, Suite 150, Newtown Square, Pennsylvania 19073. The Adviser was formed in 2013 and commenced operations as an SEC-registered investment adviser in 2014. It is a wholly owned subsidiary of Alpha Architect, LLC, which is an SEC-registered investment adviser. Alpha Architect, LLC is a wholly owned subsidiary of Empirical Finance, LLC, which is controlled by Wesley R. Gray, an interested trustee of the Trust. For the services it provides to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.39% of the Fund’s average daily net assets. Under the Fund’s unitary management fee arrangement, the Adviser bears all of the Fund’s costs, except for the advisory fee, payments under the Fund’s Rule 12b-1 Distribution and Service Plan (if any), brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses.

The following table sets forth the name, position and principal occupation of each current director and principal officer of the Adviser, each of whose address is the Adviser’s principal office location.

Name	Position/Principal Occupation
Wesley R. Gray	Chief Executive Officer and Executive Managing Member
Michael D. Barolsky	Chief Legal Officer
Jessica D. Leighty	Chief Compliance Officer
Sean R. Hegarty	Chief Operating Officer
William Joshua Russell	Senior Portfolio Manager

Information about Freedom Day — the Fund’s sub-adviser

Freedom Day is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Freedom Day is organized as a Texas limited liability company with its principal office located at 8401 Westview Drive, Houston, Texas 77055, and was founded in 2006. Freedom Day offers investment management services to individual and institutional clients, as well as the Fund, and primarily allocates client assets among various ETFs and individual debt and equity securities, in accordance with clients’ stated investment objectives. Freedom Day also provides digital asset investment management services to certain clients. As of December 31, 2025, Freedom Day had regulatory assets under management of approximately $615 million. Freedom Day is wholly owned by Kruecat Ventures, LP, its sole member. Following the Transaction, Freedom Day has maintained, and is expected to continue to maintain, its investment approach, business focus, personnel, and level of client service.

The following table sets forth the name, position and principal occupation of each current director and principal officer of the Sub-Adviser, each of whom is located at the Sub-Adviser’s principal office location.

Name	Position/Principal Occupation
Ryan Krueger	Chief Executive Officer
Kyi Kyi Win	Chief Compliance Officer

Compensation Paid to the Sub-Adviser

Under the Prior Investment Sub-Advisory Agreement, the Adviser (and not the Fund) paid the Sub-Adviser a fee, which was calculated daily and paid monthly, at an annual rate of 0.20% based on the Fund’s average daily net assets. The payment of the sub-advisory fee by the Adviser to the Sub-Adviser was subject to the terms of a fund sponsorship agreement between the Adviser and the Sub-Adviser, pursuant to which the Sub-Adviser also serves as the Fund’s sponsor. The fee structure under the New Investment Sub-Advisory Agreement will be identical to the fee structure under the Prior Investment Sub-Advisory Agreement. For the fiscal year ended September 30, 2025, the Adviser paid $230,412 in net sub-advisory fees to the Sub-Adviser for its services provided to the Fund.

Because the Prior Investment Sub-Advisory Agreement terminated as of May 21, 2026 as a result of the Transaction, the Sub-Adviser has not been entitled to receive sub-advisory fees with respect to services provided after that date. To cover the period beginning on May 21, 2026 and ending on the date of the Special Meeting or October 18, 2026, whichever is earlier (the “Post-Transaction Period”), the Board approved the Interim Sub-Advisory Agreement, effective as of May 21, 2026, as described above under “Interim Sub-Advisory Agreement”. Compensation earned by the Sub-Adviser during the Post-Transaction Period is being held in an interest-bearing escrow account. Because the sub-advisory fee is paid by the Adviser, and not by the Fund, the Fund and its shareholders have not borne any incremental cost as a result of these arrangements.

Summary of the New Investment Sub-Advisory Agreement and the Prior Investment Sub-Advisory Agreement

A copy of the form of New Investment Sub-Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. However, all material terms of the New Investment Sub-Advisory Agreement have been included in this summary. The investment sub-advisory services to be provided by the Sub-Adviser are substantially similar to the services currently provided by the Sub-Adviser, and the fee structure under the New Investment Sub-Advisory Agreement is identical to the fee structure under the Prior Investment Sub-Advisory Agreement.

Duration and Termination. The New Investment Sub-Advisory Agreement, like the Prior Investment Sub-Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, the New Investment Sub-Advisory Agreement shall continue in effect thereafter for successive periods of twelve months so long as such continuation is specifically approved at least annually by the Board.

Both the Prior Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. Both agreements automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. Both agreements also terminate upon written notice to the other party that the other party is in material breach of the agreement, unless the party in material breach cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Both agreements also automatically terminate in the event of their assignment (as defined in the 1940 Act) unless the parties, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of the applicable subsection.

Sub-Advisory Services. Both the Prior Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement require that the Sub-Adviser recommend to the Adviser, from time to time, what securities (and weightings) shall be purchased for the Fund, what securities (and weightings) shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and the Fund’s prospectus and statement of additional information as set forth in the Trust’s registration statement on Form N-1A, and to the investment objectives, policies and restrictions of the Fund, as shall be from time to time in effect, and such other limitations, policies and procedures as the Board or the Adviser may reasonably impose from time to time and provide in writing to the Sub-Adviser. Both agreements require the Sub-Adviser to promptly inform the Adviser of each such recommendation for the Fund in writing pursuant to mutually agreed notification protocols. In turn, the parties understand and acknowledge that the Adviser will rely on such recommendations to make final investment determinations for the security purchases, holdings, and sales for the Fund’s investment portfolio. The Prior Investment Sub-Advisory Agreement provided that the Sub-Adviser performed its services on a non-discretionary basis. Under the New Investment Sub-Advisory Agreement, the Sub-Adviser’s role is described as discretionary. The Sub-Adviser does not presently require that authority to recommend investment decisions for the Fund, and the Fund will continue to be managed as it is managed today, with the Sub-Adviser determining the composition of the Fund’s portfolio and the Adviser selecting broker-dealers and placing the Fund's trades. This change will not affect how the Fund’s portfolio is constructed or otherwise impact the services provided to the Fund by the Adviser or the Sub-Adviser.

Portfolio Managers. Currently, the Fund’s prospectus provides that Mr. Krueger is responsible for providing his investment recommendations to the Adviser. The prospectus also states that Wm. Joshua Russell, PhD and Richard Shaner, each of whom is an employee of the Adviser, are responsible for implementing the Fund’s investment strategies. Dr. Russell and Mr. Shaner will no longer be listed as portfolio managers of the Fund as their role is limited to executing Fund transactions. This disclosure change does not reflect a change in the services provided to the Fund, as Dr. Russell and Mr. Shaner will continue to provide trade execution services to the Fund on behalf of the Adviser.

Sub-Advisory Fees. The Fund’s sub-advisory fee will not change as a result of the approval of the Proposal. Both the Prior Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement provide that for the Sub-Adviser’s services, the Sub-Adviser is paid a fee by the Adviser, as described above in “Compensation Paid to the Sub-Adviser”.

Brokerage Policies. Both the Prior Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement state that the Sub-Adviser has no brokerage responsibilities or authority under the respective agreement, nor any authority to place or execute securities transactions on behalf of the Fund.

Payment of Expenses. Both the Prior Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement provide that the Sub-Adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Fund. The Sub-Adviser will not be required to pay the costs and expenses associated with purchasing securities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Other Provisions. Both the Prior Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties, the Sub-Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Board Recommendation of Approval

In accordance with Section 15(c) of the 1940 Act, in connection with a meeting of the Board on September 2, 2026, the Board requested, reviewed, and considered materials furnished by the Adviser and Sub-Adviser relevant to the Board’s consideration of whether to approve the Interim Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement. In connection with considering the approval of the Interim Sub-Advisory Agreement and New Investment Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. In reaching the decision to approve the Interim Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement, the Board considered and reviewed information provided by the Adviser and Sub-Adviser at this meeting and throughout the year, including among other things information about the Adviser’s and Sub-Adviser’s personnel, operations, financial condition, and compliance program. The Board also reviewed the Interim Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement. During its review and consideration, the Board focused on and reviewed the factors it deemed relevant, including:

Nature, Quality, and Extent of Services. The Board was presented with and considered information concerning the nature, quality, and extent of the overall services provided by the Sub-Adviser to the Fund. The Board evaluated the integrity of the Sub-Adviser’s personnel, the experience of the portfolio management personnel responsible for managing the Fund’s assets, and the adequacy of the Sub-Adviser’s resources to perform the services provided under the Interim Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement. The Board also noted that the Transaction has not resulted, and is not expected to result in the future, in any diminution in the nature, quality, or extent of the services provided by the Sub-Adviser to the Fund.

Investment Performance. The Board compared the Fund’s performance for periods ended on December 31, 2025 to that of a peer group of ETFs determined by an independent consultant to the Trust to be highly suitable peers based on factors such as a fund’s strategy, geographic focus, portfolio concentration, and factor analyses. It was noted that the Adviser and the Sub-Adviser have consistently managed the Fund’s portfolio in accordance with its stated investment objective and strategies. The Board noted that, for the one-year and two-year periods, the Fund underperformed the average of its peer group, but outperformed the peer group average for the period since inception. The Fund performed in line with the peer group average for the three-year period.

Comparative Fees and Expenses. In considering the sub-advisory fees, the Board reviewed and considered the fees in light of the nature, quality, and extent of the services being provided by the Sub-Adviser. The Board noted that the sub-advisory fees in the Interim Sub-Advisory Agreement and the Prior Investment Sub-Advisory Agreement are the same as those in the New Investment Sub-Advisory Agreement. The Board compared the Fund’s management fee and net expense ratio to those of a peer group of ETFs determined by an independent consultant to the Trust to be highly suitable peers based on factors such as a fund’s strategy, geographic focus, portfolio concentration, and factor analyses. The Board also considered the allocation of fees between the Adviser and the Sub-Adviser.

The Board noted that the Fund’s management fee and net expense ratio were each below the average for the Fund’s peer group. The Board considered the Fund’s fee arrangement in which the Adviser is responsible for paying most of the Fund’s operating expenses out of its resources, noting that comparisons with the Fund’s overall expense ratio may be more relevant than comparisons to management fees only.

With respect to the sub-advisory fee, the Board noted that it was payable solely by the Adviser. The Board considered the representations from the Adviser that it does not manage any other accounts that follow a strategy similar to that of the Fund. As it relates to the Sub-Adviser, the Board noted that the Sub-Adviser also does not manage any other accounts that follow a strategy similar to that of the Fund.

Costs and Profitability. The Board further considered information regarding the potential profits, if any, that may be realized by the Sub-Adviser in connection with providing their respective services to the Fund. The Board reviewed the profit and loss information provided by the Sub-Adviser with respect to the Fund and considered the Sub-Adviser’s profitability with respect to providing investment sub-advisory services as well as non-advisory services. The Board discussed the financial condition of the Sub-Adviser, noting that the Sub-Adviser has sufficient capital to perform its obligations to the Fund under the Sub-Advisory Agreement for an additional annual period. The Board also reviewed the Sub-Adviser's costs associated with the personnel, systems, and equipment necessary to manage the Fund and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies.

The Board also considered the financial obligations of the Sub-Adviser, which serves as the sponsor of the Fund. The Board also considered that the fees that are earned by the Sub-Adviser under the Interim Sub-Advisory Agreement have been deposited in an interest-bearing escrow account and any payment of such fees to the Sub-Adviser is subject to shareholder approval.

Other Benefits. The Board further considered the extent to which the Sub-Adviser might derive ancillary benefits from the Fund’s operations.

Economies of Scale. The Board also considered whether economies of scale would be realized by the Sub-Adviser as the Fund’s assets increase, including the extent to which this is reflected in the level of fees to be charged. The Board also noted that the sub-advisory fees do not include breakpoints but concluded that it was premature to meaningfully evaluate potential economies of scale given the Fund’s current level of assets.

Conclusion. No single factor was determinative of the Board’s decision to approve the Interim Sub-Advisory Agreement for a 150-day term and the New Investment Sub-Advisory Agreement for a two-year period; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Interim Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement, including the compensation payable under each Agreement, were fair and reasonable to the Fund. The Board, including the Independent Trustees, unanimously determined that the approval of each agreement was in the best interests of the Fund and its shareholders.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor to an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) that, when a transaction occurs that results in the assignment of an investment advisory contract with a registered investment company, such as the Transaction, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the transaction as long as two conditions are satisfied. Section 15(f) is relevant to the Transaction because Mr. Catalano, an affiliated person of the Sub-Adviser, received monetary consideration in connection with the Transaction.

The first condition specifies that no “unfair burden” may be imposed on an investment company managed by the investment adviser as a result of the transaction, or any express or implied terms, conditions or understandings. As defined in Section 15(f)(2)(B) of the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the transaction occurs whereby the investment adviser (or its predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any arrangement relating to the Transaction that might result in the imposition of an “unfair burden” on the Fund as a result of the Transaction. In addition, the Sub-Adviser has represented that, for a minimum of two years from the date of the Transaction, it will use commercially reasonable efforts, subject to compliance with its fiduciary duties, to ensure that no “unfair burden” will be imposed on the Fund as a result of the Transaction.

The second condition specifies that, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of trustees must be composed of Independent Trustees (i.e., not “interested persons” of the investment adviser to the registered investment company as that term is defined under the 1940 Act). The Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE FUND’S SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:
To approve the use of a “manager of managers” structure whereby the Fund’s Adviser would be able to hire and replace unaffiliated sub-advisers without shareholder approval.
Important information to help you understand and vote on Proposal 2:
Questions and Answers
Question: What is the purpose of the Manager of Managers Structure?
Answer: Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s Adviser, subject to Board approval, to appoint and replace sub-advisers that are not affiliated with the Adviser, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use unaffiliated sub-advisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.
Question: How will the Manager of Managers Structure affect the Fund?
Answer: The use of the Manager of Managers Structure will not change the fees paid to the Adviser by the Fund or fees paid by the Fund’s shareholders. If the proposal is approved for the Fund, and the Board and the Fund’s Adviser believe that the use of one or more sub-advisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a sub-adviser for the Fund, assuming the conditions of the Manager of Managers Order issued by the U.S. Securities and Exchange Commission are met. Rather, the Fund’s Adviser, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint sub-advisers and make appropriate changes to the sub-advisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring of the sub-adviser.
The Fund’s Adviser does not currently intend to use the Manager of Managers Structure for the Fund because shareholders are being asked to approve a New Investment Sub-Advisory Agreement in Proposal 1. However, if the Manager of Managers Structure is approved by shareholders, the Board would be able to approve a sub-adviser for the Fund on a going forward basis without the need of also obtaining shareholder approval. The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with the Special Meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.
Question: How will the Manager of Managers Structure operate?
Answer: Under the Manager of Managers Structure, the Adviser of the Fund will be permitted to appoint and replace unaffiliated sub-advisers for the Fund and to enter into and approve amendments to sub-advisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the Independent Trustees, must approve any new sub-adviser and any new or amended sub-advisory agreement.
Under the Manager of Managers Structure, the Fund’s Adviser has overall responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, the Order requires the Fund’s Adviser, subject to the review and approval of the Board, including a majority of the Independent Trustees, to: (a) set the Fund’s overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among one or more sub-advisers; (d) monitor and evaluate the performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objective, policies and restrictions.
If the Fund’s Adviser, with the approval of the Board, including a majority of the Fund’s Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interest of the Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new sub-adviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Fund’s Adviser to allocate and reallocate the Fund’s assets among itself and one or more sub-advisers; and (3) permit the Board to approve material changes to a sub-advisory agreement.
Question: How does this Proposal affect my right to vote on sub-advisory agreements?
Answer: If this Proposal is approved for the Fund, and the Board and Adviser believe that the use of one or more sub-advisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a sub-adviser for the Fund, assuming that the conditions of the Order are met. Rather, the Fund’s Adviser, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint sub-advisers and make appropriate changes to the sub-advisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring of the sub-adviser.
Question: Why did the Board approve the Manager of Managers Structure?
Answer: The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure at the Special Meeting to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s Adviser, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to appoint a new or additional sub-advisers.
Background
Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s Adviser, subject to Board approval, to appoint and replace sub-advisers that are not affiliated with the Adviser, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use unaffiliated sub-advisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.
The provisions of the 1940 Act that apply to the Fund require that investment advisory agreements between funds and their investment advisers (including sub-advisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to the Trust and the Adviser that permits the Adviser, and any affiliates and any existing or future registered open-end investment company or series advised by the Adviser or the affiliates, to hire certain new unaffiliated sub-advisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the Independent Trustees, and certain other conditions. The Order would allow the Fund’s Adviser to hire, without shareholder approval, new sub-advisers that are not affiliated with the Adviser. Before the Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by shareholders as described herein.
The use of the Manager of Managers Structure will not change the fees paid to the investment adviser by the Fund or fees paid by the Fund’s shareholders. If the proposal is approved for the Fund, and the Board and the Fund’s Adviser believe that the use of one or more sub-advisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a sub-adviser for the Fund, assuming the conditions of the Order are met.  Rather, the Fund’s Adviser, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint unaffiliated sub-advisers and make appropriate changes to the sub-advisory agreements without seeking shareholder approval.  The Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring of the sub-adviser.
The Fund’s Adviser does not currently intend to use the Manager of Managers Structure for the Fund because shareholders are being asked to approve a new sub-adviser for the Fund as described in Proposal 1 above. However, if the Manager of Managers Structure is approved by shareholders, the Board would be able to approve future sub-advisers for the Fund. The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with this Special Meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE FUND’S SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:
APPROVAL OF CERTAIN SUB-ADVISORY FEE PAYMENTS
TO BE MADE TO FREEDOM DAY.
Important information to help you understand and vote on Proposal 3:
Question: What am I being asked to vote on?

Answer: Shareholders are being asked to approve certain fee payments to the Sub-Adviser for providing services to the Fund during the period between May 21, 2026 and the date of the Special Meeting or October 18, 2026, whichever is earlier (the “Post-Transaction Period”). The Prior Investment Sub-Advisory Agreement terminated on May 21, 2026 upon the closing of the Transaction. The Sub-Adviser served, and continues to serve, as the investment sub-adviser to the Fund without an investment sub-advisory agreement approved by the Fund’s shareholders as required by the 1940 Act.

As discussed in Proposal 1, Shareholders are only being asked to approve the payment of fees equal to the Sub-Adviser’s costs associated with the personnel, systems, and equipment necessary to have managed the Fund and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies during the Post-Transaction Period (the “Post-Transaction Period Costs”).

Question: Has the Sub-Adviser been paid Sub-Advisory fees following the automatic termination of the Prior Investment Sub-Advisory Agreement?

Answer: The fees paid to the Sub-Adviser are currently being held in an escrow account pending shareholder approval of the payment of fees to the Sub-Adviser. Fees to be paid to the Sub-Adviser will continue to be deposited into the escrow account until shareholders approve the New Investment Sub-Advisory Agreement.

Question: What would the Sub-Adviser receive if shareholders approve the fee payment?

Answer: If shareholders approve the payment of fees to the Sub-Adviser equal to the Sub-Adviser’s Post-Transaction Period Costs, the Sub-Adviser will receive the lesser of (i) the Post-Transaction Period Costs or (ii) the total amount in the escrow account. If the amount in the escrow account is greater than the amount of the Sub-Adviser’s Post-Transaction Period Costs or if shareholders do not approve the fee payment, the Adviser expects to deposit the escrow balance into the Fund.
Background

The primary purpose of Proposal 3 is to approve certain sub-advisory fee payments to be made by the Adviser to the Sub-Adviser for services during the Post-Transaction Period. As a result of the termination of the Prior Investment Sub-Advisory Agreement on May 21, 2026, the Sub-Adviser served, and continues to serve, as the investment sub-adviser to the Fund without an investment sub-advisory agreement approved by the Fund’s shareholders as required by the 1940 Act. Under the Prior Investment Sub-Advisory Agreement, the Sub-Adviser received an annual sub-advisory fee of 0.20%. Accordingly, the total contractual fees payable to the Sub-Adviser for the period May 21, 2026 through September 17, 2026 were $96,186. All fees earned during the Post-Transaction Period are currently being held in an interest bearing escrow account pending approval of payment by the Fund’s shareholders, as described in Proposal 3.

The Fund pays the Adviser an investment advisory fee at an annual rate of 0.39% of the Fund’s average net assets. From this fee, the Adviser pays the Sub-Adviser an annual fee of 0.20%. Accordingly, the approval of payments to the Sub-Adviser for its services provided during the Post-Transaction Period will not raise the fees paid by the Fund or the Fund’s shareholders. If shareholders approve the payment of the Post-Transaction Period Costs to the Sub-Adviser, the Sub-Adviser will only be entitled to retain the lesser of (i) the Post-Transaction Period Costs or (ii) the fees received. The Adviser expects that the Sub-Adviser’s costs will be less than the total amount of sub-advisory fees held in escrow, and the Adviser expects to deposit any such excess amounts into the Fund. If the Fund’s shareholders approve the New Investment Sub-Advisory Agreement, the Sub-Adviser will receive the sub-advisory fee starting on the date on which shareholders approve the New Investment Sub-Advisory Agreement.

Evaluation by the Board of Trustees

At its meeting on September 2, 2026, the Board discussed the appropriateness of approving the sub-advisory fees related to the Post-Transaction Period. The Board recalled that it had previously approved the continuation of the Prior Investment Sub-Advisory Agreement on March 5-6, 2026, finding it was in the best interest of the Fund’s shareholders to do so. The Board acknowledged that since the termination of the Prior Investment Sub-Advisory Agreement on May 21, 2026, the Fund’s shareholders received from the Sub-Adviser the sub-advisory services described in the Prior Investment Sub-Advisory Agreement. The Board determined that it was in the best interest of the Fund’s shareholders to provide continuity of the Fund’s current investment strategies, as implemented by the Sub-Adviser. The Board unanimously agreed on the appropriateness to approve certain sub-advisory fee payments made by the Adviser to the Sub-Adviser for the Post-Transaction Period, the period during which the Sub-Adviser satisfactorily provided, and continues to provide, sub-advisory services to the Fund without an investment sub-advisory agreement approved by the Fund’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE FUND’S SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

Outstanding Shares and Voting Requirements
The Board of Trustees has fixed the close of business on September 8, 2026 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting of shareholders or any adjournment thereof. As of the Record Date, there were 3,640,000 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.
The vote of a majority of the outstanding shares of the Fund is required for approval of each Proposal. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.
A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than one-third of the Fund’s outstanding shares is necessary to constitute a quorum at the Special Meeting. If the Special Meeting is called to order but a quorum is not represented at the Special Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the Special Meeting but sufficient votes to approve the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such adjournment and will vote those proxies received which voted against a proposal against any such adjournment.
If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Special Meeting for the Fund for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote “FOR” the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for a Proposal.
Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Special Meeting. For purposes of determining the presence of a quorum, the proxy tabulator will include the total number of shares present at the Special Meeting in person or by proxy, including shares represented by proxies that reflect abstentions. Broker non-votes, which are shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter, are not expected and will have no effect on these proposals. Abstentions will have the same effect as a vote against the proposal.
The Trustees of the Fund intend to vote all of their shares in favor of each proposal described herein.
Additional Information
Any Purchases or Sales of Securities of the Adviser or its Affiliates. Since the beginning of the most recently completed fiscal year, no Independent Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies, or the Sub-Adviser or any of its affiliated companies.

Brokerage Transactions. The Adviser places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions.
Distribution of Shares. PINE Distributors LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Distributor for the Fund.
Administration and Other Services. The Fund has entered into agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the provision of administration, fund accounting, and transfer agent and shareholder services to the Fund.
Custodian. U.S. Bank, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Custodian of the Fund’s investments.
Annual Report and Proxy Statement. The Fund will furnish, without charge, a copy of its most recent annual report upon request. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. To request the annual report, please call (215) 330-4476, or write the Fund at 3803 West Chester Pike, Suite 150, Newtown Square, Pennsylvania 19073. The Fund’s Annual Report and Proxy Statement are available for download at https://freedomdaydividend.com/mbox/.
Share Ownership
To the knowledge of the Trust’s management, as of the close of business on the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on the Record Date, persons owning of record more than 5% of the outstanding shares of the Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the Fund’s shareholders.

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 245 Summer Street Boston, MA 02210	94.78%	Record
Other Matters
The proxy holders have no present intention of bringing any other matter before the Special Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.
The Trust has not received any shareholder proposals to be considered for presentation at the Special Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Michael D. Barolsky, Secretary of EA Series Trust, 3803 West Chester Pike, Suite 150, Newtown Square, Pennsylvania 19073.
Householding
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call (888) 708-8143. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please contact your financial intermediary (e.g., broker).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
Use the control number on your proxy card to vote by internet or by telephone. You may request a copy by mail (Freedom Day Dividend ETF, c/o EA Series Trust at 3803 West Chester Pike, Suite 150, Newtown Square, Pennsylvania 19073) or by telephone at (888) 708-8143. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.
By Order of the Board of Trustees,

Michael D. Barolsky Secretary
Date:    September 21, 2026
Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote your shares via the Internet or by telephone. Please see your proxy card for information on how to vote your shares via the internet or telephone.

EXHIBIT A
EA SERIES TRUST
FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
among
Empowered Funds, LLC, Freedom Day Solutions, LLC, and EA Series Trust
This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of September 2, 2026 by and among Empowered Funds, LLC, a Pennsylvania limited liability company with its principal place of business at 3803 West Chester Pike, Suite 150, Newtown Square, PA 19073 doing business as ETF Architect (the “Adviser”), EA Series Trust (the “Trust”), and Freedom Day Solutions, LLC, a Texas limited liability company with its principal place of business located at 8401 Westview Drive, Houston, Texas 77055 (the “Sub-Adviser”).
BACKGROUND:
1.The Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”).
2.The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
3.The Adviser has entered into an Investment Advisory Agreement with respect to the Trust series identified on Schedule A to this Agreement (each, a “Fund,” and together, the “Funds”) as such Schedule may be amended from time to time upon mutual agreement of the parties.
4.The Sub-Adviser is registered as an investment adviser under the Advisers Act and is engaged in the business of supplying investment advice as an independent contractor.
5.The Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible.
6.The Sub-Adviser is willing to furnish the services described herein to the Adviser and each Fund.
7.This Background section and Schedule A are hereby incorporated into, and made a part of, this Agreement.
TERMS:
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:
1.Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund, subject to the supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.
2.Sub-Advisory Services. The Sub-Adviser shall have full discretionary authority for portfolio investment decisions for each Fund, including determining, from time to time, what securities and other financial instruments (and weightings) shall be purchased for each Fund, what securities and other financial instruments (and weightings) shall be held or sold by each Fund, and what portion of a Fund’s assets shall be held in cash, subject always to (i) the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and each Fund’s prospectus and statement of additional information as set forth in the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “SEC”), and (ii) the investment objectives, policies and restrictions of each Fund, as shall be from time to time in effect and such other limitations, policies and procedures as the Board or the Adviser may reasonably impose from time to time and provide in writing to the Sub-Adviser (the “Investment Policies”). No reference in this Agreement to the Sub-Adviser having full discretionary authority over each Fund’s portfolio investment decisions shall in any way limit the right of the Board or the Adviser to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of the Trust and each Fund.
The Sub-Adviser shall be responsible for promptly informing the Adviser of each portfolio investment decision for a Fund in writing pursuant to mutually agreed notification protocols. The Sub-Adviser shall be responsible and hereby undertakes to correctly submit any investment instructions to the Adviser, including (i) the identity of any such securities and/or financial instruments to be executed by the Adviser; (ii) the correct amount or percentage of the Fund’s investment portfolio to be executed by the Adviser in a particular transaction; and (iii) the type of transaction to be executed by the Adviser (e.g., buy, sell, sell short). In turn, the parties understand and acknowledge that the Adviser will fully rely on such notifications to effect the security or other financial instrument trading execution for each Fund’s portfolio investments. In the event the Adviser desires clarification on a particular Sub-Adviser notification, the Adviser will seek guidance from the Sub-Adviser prior to executing any such transaction.
The Adviser shall also retain such discretionary authority as it deems appropriate for effecting in-kind and other transactions of Fund portfolio investments vis-à-vis “creation units.” The Sub-Adviser acknowledges that the Board retains ultimate authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of Fund shareholders.
3.Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents, warrants, and covenants to the Adviser and the Trust as follows:
3.1.The Sub-Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;
3.2.The Sub-Adviser is registered as an investment adviser under the Advisers Act and has provided its current Form ADV, including the firm brochure and applicable brochure supplements to the Adviser. The Sub-Adviser shall promptly furnish to the Adviser copies of all material amendments or supplements to the foregoing documents;
3.3.The Sub-Adviser will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as may be required to enable the Sub-Adviser to perform its obligations under this Agreement;
3.4.The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Adviser and the Trust (i) of any material changes in its insurance policies or insurance coverage or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall upon reasonable request provide the Adviser and the Trust with any information it may reasonably require concerning the amount of or scope of such insurance;
3.5.None of the Sub-Adviser, its affiliates, or any officer, director or employee of the Sub-Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Sub-Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Sub-Adviser will promptly notify the Adviser and the Trust upon the Sub-Adviser’s discovery of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;
3.6.The Sub-Adviser has adopted, implemented and will maintain written policies and procedures, as required by Rule 206(4)‑7 under the Advisers Act, which are reasonably designed to prevent violations of the Advisers Act by the Sub-Adviser, its employees, officers, and agents;

3.7.The Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 3.7, along with the policies and procedures referred to in Section 3.6, are referred to herein as the Sub-Adviser’s “Compliance Program”);
3.8.Upon reasonable notice to and reasonable request, the Sub-Adviser shall provide the Adviser and the Trust with access to the records relating to the Compliance Program as they relate to the Funds. The Sub-Adviser will also provide, at the reasonable request of the Adviser or the Trust, periodic certifications, in a form reasonably acceptable to the Adviser or the Trust, attesting to such written policies and procedures;
3.9.The Sub-Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as the Sub-Adviser reasonably believes are necessary to protect each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violations or breaches of such policies and procedures;
3.10.The Sub-Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to both the Sub-Adviser and Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association; and
3.11.Upon the Adviser’s request, the Sub-Adviser agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program in accordance with Rule 22e‑4 under the 1940 Act.
3.12.The Sub-Adviser will notify the Adviser and the Trust of any assignment (as defined in the 1940 Act) of this Agreement prior to such assignment. Notwithstanding any other provision hereunder, the Sub-Adviser hereby agrees to bear any and all expenses of the Trust, including but not limited to any costs and expenses (including reasonable attorneys’ fees) related to any regulatory filings, shareholder notifications and solicitation of shareholder approval, if any, arising out of or related to any such assignment of this Agreement.
3.13.The Sub-Adviser acknowledges and agrees that it has not received legal or regulatory advice from the Fund, the Adviser or any of their respective employees or representatives, and is not entitled to rely on any statements or omissions by such employees or representatives regarding applicable law or regulation in satisfying its obligations hereunder, including its obligation to comply with all applicable laws and regulations.
4.Representations and Warranties of the Adviser. The Adviser represents, warrants, and covenants to the Sub-Adviser as follows:
4.1.The Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;
4.2.The Adviser is registered as an investment adviser under the Advisers Act. None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Sub-Adviser upon the Adviser’s discovery of an occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended, the Commodity Exchange Act (“CEA”) and the rules and regulations thereunder, as applicable, as well all other applicable federal and state laws, rules, regulations and case law that relate to the Adviser’s services described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing;
4.3.The Adviser has the authority under the Investment Advisory Agreement to appoint the Sub-Adviser, subject to approval and oversight of the Board;
4.4.The Adviser further represents and warrants that it has received a copy of the Sub-Adviser’s current Form ADV;
4.5.The Adviser has provided the Sub-Adviser with each Fund’s most current prospectus and statement of additional information contained in the Trust’s registration statement and the Investment Policies, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents;
4.6.The Adviser or its delegate will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in, the Fund; and
4.7.The Adviser or its delegate will timely provide the Sub-Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.
5.Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the CEA and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting each Fund’s portfolio securities and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board or the Adviser shall limit the Sub-Adviser’s full responsibility for any of the foregoing.
6.Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s portfolio investments to the Adviser with the authority to delegate such responsibility to sub-advisers.
7.Brokerage. The Sub-Adviser will have no brokerage responsibilities or authority under this Agreement, nor any authority to place or execute securities transactions on behalf of any of the Funds.
8.Records/Reports.
8.1.Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Board or the Trust’s chief compliance officer (the “Chief Compliance Officer” or “CCO”) the information required to be supplied under this Agreement.
8.2.The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Adviser, the Board and the Chief

Compliance Officer at any time upon request, shall be delivered to the Adviser upon the termination of this Agreement and shall be available without delay during any day the Adviser is open for business. The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it on behalf of the Fund hereby shall be subject at any time, and from time to time, to such periodic, special and other examinations by the Securities and Exchange Commission, the Fund’s auditors, the Fund or any representative of the Fund (including, without limitation, the Fund’s Chief Compliance Officer), the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Trust.
8.3.Holdings Information and Pricing. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Trust, the Board, the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.
8.4.Cooperation with Agents of the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, with respect to all such information related to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.
8.5.Information and Reporting. The Sub-Adviser shall provide the Adviser and the Trust, and its respective officers, with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Board or the Adviser may from time to time reasonably request.
8.6.Notification of Breach/Compliance Reports. The Sub-Adviser shall notify the Adviser immediately upon detection of any breach of this Agreement or any applicable law. The Sub-Adviser agrees to correct any such breach promptly, work with the Adviser and the Board to enable them to correct any such breach promptly, and otherwise to take any action that the Adviser or the Board may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Adviser in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the Adviser (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.
Without limiting the foregoing, the Sub-Adviser shall promptly provide to the Trust’s CCO the following:
(1)a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;
(2)on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;
(3)a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(4)an annual (or more frequently as the CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 3 of this Agreement.
The Sub-Adviser shall also provide the CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.
8.7.Board and Filings Information. The Sub-Adviser will also provide the Adviser and the Board with any information reasonably requested regarding the management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.
8.8.Transaction Information. The Sub-Adviser shall furnish to the Adviser, the Board or a designee such information concerning recommended portfolio transactions as may be necessary to enable the Adviser, the Board or a designated agent to perform such compliance testing on the Funds and the Sub-Adviser’s services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, the Board or a designated agent in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.
9.Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and Trust. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.
10.Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.
11.Compensation.
11.1.Sub-Advisory Fee. During the term of this Agreement, the Sub-Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay to the Sub-Adviser or its designated paying agent, an annual sub-advisory fee based upon the amount of the daily average net assets of each Fund shown on Schedule A attached hereto, payable on a monthly basis.
11.2.The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the sub-advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 30 days after the date of termination.
11.3.The Sub-Adviser shall look exclusively to the Adviser for payment of the sub-advisory fee.
12.Non-Exclusivity. The services to be rendered by the Sub-Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Sub-Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual.
13.Liability and Standard of Care.
13.1.The Sub-Adviser shall fully and faithfully discharge all its obligations, duties and responsibilities pursuant to this Agreement, (i) solely in the best interest of the Fund and its shareholders, (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims, and (iii) otherwise in accordance with documents and instruments governing the Trust and each Fund. For the avoidance of doubt, the Sub-Adviser shall not deliberately use any procedure in discharging its obligations hereunder that it believes is inferior to the procedures employed by it for any other similarly situated account for which the Sub-Adviser discharges obligations (either alone or in conjunction with others) similar to those undertaken by the Sub-Adviser hereunder, except if there is a good faith basis, consistent with the standard of care under this Section 13.1, for the use of the procedure.
13.2.The Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust or any of the Adviser Indemnitees (as defined below) as a result of any error of judgment by the Sub-Adviser with respect to the Fund, except as may otherwise be provided by the 1940 Act or any other federal securities or commodities law and except as provided below. Nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, and all affiliated persons thereof within the meaning of Section 2(a)(3) of the 1940 Act (collectively, “Adviser Indemnitees”), against any and all losses, claims, damages, liabilities or litigation (including reasonable and documented legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1934 Act, the 1940 Act, the Advisers Act, the Code, the CEA, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities hereunder (i) to the extent of and as a result of the willful misconduct, bad faith, fraud, negligence or breach of fiduciary duty by the Sub-Adviser, any of the Sub-Adviser’s employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (ii) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Adviser, the Trust or any affiliated person of the Adviser or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (iii) to the extent of, and as a result of, the failure of the Sub-Adviser to provide the services under this Agreement in accordance with the requirements of applicable law, including the 1940 Act, the Internal Revenue Code, the CEA, the Registration Statement and the Investment Policies, or (iv) as a result of any failure by the Sub-Adviser to exercise the standard of care set forth in Section 13.1 of this Agreement, or (v) any breach of this Agreement including without limitation the Investment Policies, the Registration Statement or any representation or warranty contained herein; provided, however, that in no case is the Sub-Adviser’s indemnity in favor of any Adviser Indemnitee deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or negligence in the performance of such person’s duties or by reason of such person’s reckless disregard of obligations and duties under this Agreement. Notwithstanding the foregoing, the Sub-Adviser shall bear no responsibility hereunder for actions taken or not taken by the Sub-Adviser in strict conformity with the specific direction of the Adviser.
13.3.The Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser or any of the Sub-Adviser Indemnitees (as defined below) as a result of any error of judgment or mistake of law by the Adviser with respect to the Fund, except as may otherwise be provided by the 1940 Act or any other federal securities or commodities law and except as provided below. Nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser and any affiliated person of the Sub-Adviser (collectively, “Sub-Adviser Indemnitees”), against any and all losses, claims, damages, liabilities or litigation (including reasonable and documented legal and other expenses), to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the 1934 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, the CEA, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Adviser’s responsibilities as investment adviser of the Fund (i) to the extent of and as a result of the willful misconduct, bad faith, fraud or negligence by the Adviser, any of the Adviser’s employees or representatives or any affiliate of or any person acting on behalf of the Adviser, or (ii) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Adviser’s indemnity in favor of any Sub-Adviser Indemnitee deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or negligence in the performance of such person’s duties or by reason of its reckless disregard of such person’s obligations and duties under this Agreement.
13.4.The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.
13.5.For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.
13.6.The parties to this Agreement acknowledge and agree that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any and all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.
14.Term/Approval/Amendments.
14.1.This Agreement shall become effective with respect to the Fund upon approval by the vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, following approval of this Agreement by the Board, including a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (the “Independent Trustees”), in the manner required by the 1940 Act. Upon becoming effective, this Agreement shall supersede the interim sub-advisory agreement then in effect with respect to the Fund. This Agreement shall continue in effect with respect to the Fund for an initial period of two years from its effective date, and may be continued thereafter only if such continuance is specifically approved at least annually in the manner required by the 1940 Act, including by the vote of a majority of the Independent Trustees.
14.2.No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act. The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person (or, if then-permitted by law, rule, or regulatory guidance, virtually) at a meeting called for such purpose, of a majority of the Independent Trustees.

14.3.In connection with such renewal or amendment, the Sub-Adviser shall furnish such information as may be reasonably necessary by the Adviser or the Board to evaluate the terms of this Agreement and any amendment thereto.
14.4.This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. This Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.
15.Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Sub-Adviser agrees on behalf of itself and its directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Adviser and the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Adviser or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Adviser or the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.
16.Anti-Money Laundering Compliance. The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Adviser, now and in the future. The Sub-Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.
17.Notices. Any notice required or permitted to be given by a party to the other parties shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by facsimile transmission to the other party’s address set forth on the first page of this Agreement, or such other address(es) as may be specified in writing by one party to the other parties.
18.Marks. The parties agree that as between the parties, the name of the Sub-Adviser, and any logo, trademark, service mark, or trade name (collectively, “Sub-Adviser’s Marks”) are the valuable property of the Sub-Adviser. The Sub-Adviser hereby grants the Adviser and the Trust the right to use the Sub-Adviser’s Marks during the term of this Agreement.
The Adviser and the Trust agree that the manner of use of the Sub-Adviser’s Marks shall be subject to Sub-Adviser’s prior approval. The Adviser and Trust will provide for review any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or uses the Sub-Adviser’s Marks so that the Sub-Adviser may review the manner and context in which it is referred to or its marks used, it being agreed that the

Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations.
19.Effect of Termination. Upon termination of this Agreement, the Adviser and the Trust shall cease to use the Sub-Adviser’s Marks for the purpose of advertising or for the purpose of generating any revenue or income without the written consent of the Sub-Adviser.
20.Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.
21.Third-Party Beneficiary. Each Fund is an intended third-party beneficiary under this Agreement and is entitled to enforce this Agreement as if it were a party hereto.
22.Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities;” “interested persons;” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.
23.Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.
24.Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.
25.Choice of Law/Forum Selection. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. The Adviser and Sub-Adviser consent to the jurisdiction of courts, state or federal, in Delaware County, Pennsylvania, with respect to any dispute under this Agreement.
26.Section Headings. The headings of sections contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.
27.Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
28.Series of EA Series Trust. Each Fund is a series of the Trust, and the parties hereto acknowledge that each series established under the Trust has the power and authority under the Delaware Statutory Trust Act and the Declaration of Trust of the Trust to enter into contractual arrangements solely in the name of such series and undertake obligations or liabilities separate and apart from the obligations or liabilities of any other series of the Trust or the Trust generally.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

EMPOWERED FUNDS, LLC By: Name: Title:	EA SERIES TRUST By: Name: Title:
FREEDOM DAY SOLUTIONS, LLC By: Name: Title:

SCHEDULE A
to the
INVESTMENT SUB-ADVISORY AGREEMENT
Dated September 2, 2026
among
Empowered Funds, LLC, Freedom Day Solutions, LLC, and EA Series Trust
The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the daily net assets of the respective Fund in accordance with the following fee schedule:

Sub-Advisory Fee Schedule
Freedom Day Dividend ETF	0.20%